UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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HG Holdings, Inc.

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HG Holdings, Inc.

2115 E. 7th St., Suite 101

Charlotte, North Carolina 28204

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held June 25, 2020

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of HG Holdings, Inc. will be held at the offices of McGuireWoods LLP, Fifth Third Center, 201 North Tryon Street, Suite 3000, 30th Floor, Charlotte, North Carolina 28202, on Thursday, June 25, 2020, at 11:00 A.M., for the following purposes:

(1)	To elect two (2) directors to serve a three-year term on our board of directors;

(2)	To consider and act on an advisory vote regarding the approval of compensation paid to certain executive officers;

(3)	To approve the amendment extending the term of our Rights Agreement designed to protect against a possible limitation on our ability to use our net operating loss carryforwards; and

(4)	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

The stockholders of record of our common stock at the close of business on April 27, 2020 are entitled to notice of and to vote at this Annual Meeting or any adjournment thereof. As a precautionary measure related to coronavirus or COVID-19, it is possible we may hold the annual meeting solely by means of remote communication. If we determine to do so, we will announce the decision in advance, and details on how to participate in the annual meeting will be available at www.hgholdingsinc.net. We recommend that you visit the website to confirm the status of the annual meeting before planning to attend in person.

Only stockholders and persons holding proxies from stockholders may attend the Annual Meeting. If your shares are registered in your name, you should bring a form of photo identification to the Annual Meeting. If your shares are held in "street name" by your broker, bank or other nominee and you wish to attend the Annual Meeting, you should bring a proxy or letter from that broker, bank or other nominee that confirms you are the beneficial owner of those shares, together with a form of photo identification. All stockholders are cordially invited to attend the Annual Meeting.

Even if you plan to attend the Annual Meeting in person, we request that you mark, date, sign and return your proxy as soon as possible so that your shares may be certain of being represented and voted at the meeting. You may also vote by phone or on the Internet by following the instructions on the proxy card. Any proxy given by a stockholder may be revoked by that stockholder at any time prior to the voting of the proxy.

By Order of the Board of Directors,

Bradley G. Garner

Secretary

April 29, 2020

HG Holdings, Inc.

2115 E. 7th St., Suite 101

Charlotte, North Carolina 28204

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

June 25, 2020

The enclosed proxy is solicited by and on behalf of the board of directors of HG Holdings, Inc. for use at the Annual Meeting of Stockholders to be held on Thursday, June 25, 2020, at 11:00 A.M., at the offices of McGuireWoods LLP, Fifth Third Center, 201 North Tryon Street, Suite 3000, 30th Floor, Charlotte, North Carolina 28202 and any adjournment thereof. As a precautionary measure related to coronavirus or COVID-19, it is possible we may hold the annual meeting solely by means of remote communication. If we determine to do so, we will announce the decision in advance, and details on how to participate in the annual meeting will be available at www.hgholdingsinc.net. We recommend that you visit the website to confirm the status of the annual meeting before planning to attend in person.

The matters to be considered and acted upon at this meeting are described in the foregoing notice of the meeting and this proxy statement. This proxy statement and the related form of proxy are being made available on or about May 15, 2020 to all holders of record of our common stock on April 27, 2020. Shares of our common stock represented in person or by proxy will be voted as hereinafter described or as otherwise specified by the stockholder. Any proxy given by a stockholder may be revoked by such stockholder at any time prior to the voting of the proxy by delivering a written notice to our Secretary, executing and delivering a later-dated proxy or attending the meeting and voting in person.

We will bear the cost of preparing, assembling and mailing the proxy, this proxy statement, and other material enclosed, and all clerical and other expenses of solicitations. In addition to the solicitation of proxies by use of the mails, our directors, officers and employees may solicit proxies by telephone, telegram, e-mail, personal interview or other means. We will also request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of our common stock held of record by those parties and will reimburse those parties for their expenses in forwarding soliciting material.

VOTING RIGHTS

On April 27, 2020, there were [14,946,839] shares of our common stock outstanding and entitled to vote. Each share entitles the holder thereof to one vote.

ELECTION OF DIRECTORS

Our board of directors has set the number of our directors at four, with the directors divided into three classes with staggered terms and we currently have three directors. We propose the election of each of Steven A. Hale II and Jeffrey S. Gilliam to serve three-year terms expiring at the time of the 2023 Annual Meeting. There is one vacancy on our board of directors and our board anticipates filling that vacancy with an individual with background appropriate in view of, and in connection with, its acquisition of non-furniture assets using a portion of the cash proceeds from the sale of substantially all our assets on March 2, 2018.

The shares represented by proxies will be voted as specified by the stockholder. If the stockholder does not specify a choice, the shares will be voted in favor of the election of the nominees listed on the proxy card, except that in the event the nominee should not continue to be available for election, the proxies will be voted for the election of such other person as our board of directors may recommend. As of the date of this proxy statement, our board of directors has no reason to believe that the nominee named below will be unable or unwilling to serve.

Our board and corporate governance and nominating committee in considering the recommendation of the nominees for election at the 2020 Annual Meeting, as well as in making its previous recommendation of our other director, focused primarily on the information discussed in each of the director’s individual biographies set forth below. In particular, with regard to Mr. Gilliam, our board and corporate governance and nominating committee considered his strong background in the manufacturing sector and his financial experience as a chief financial officer. With respect to Mr. Hale, our board and corporate governance and nominating committee considered his experience with asset management and his firm’s position as holder at the time of his election to his current term as a director of approximately 10% of our outstanding common stock. With respect to Mr. Hultquist, our board and corporate governance and nominating committee considered his experience in advising businesses on strategic growth.

Mr. Hale was elected to our board of directors pursuant to the terms of an agreement dated January 30, 2017 with Hale Partnership Fund, LP, and related parties, a stockholder group that, as of the date of the agreement, owned approximately 10% of our outstanding common stock and which had nominated two candidates for election to our board of directors at the 2017 Annual Meeting. Under this agreement, the stockholder group withdrew its nominations and agreed, among other things, to vote in favor of the election of Messrs. Gilliam and Hale as directors at the 2017 Annual Meeting.

Mr. Gilliam was elected to our board of directors in February 2015 pursuant to an agreement dated February 12, 2015 with Hale Partnership Fund, LP, Talanta Fund, L.P. and related parties which had nominated two candidates for election to our board of directors at the 2015 Annual Meeting. Under this agreement, these parties withdrew their nominations.

Nominees for Election for Three-Year Term Ending 2023

Steven A. Hale II, 36, has been a director since February 2017. He was also elected our Chief Executive Officer effective March 2, 2018. Since March 2019, Mr. Hale has also been Chairman and Chief Executive Officer and a director of HC Government Realty Trust, Inc. (“HC Realty”), a real estate investment trust that holds singe-tenant properties leased entirely to the United States Government for occupancy by federal agencies. We own approximately 19.1% of the as converted equity interest of HC Realty and HC Realty may be considered to be an affiliate of our company. Mr. Hale is the founder and sole manager of Hale Partnership Capital Management, LLC (“HPCM”), an asset management firm that serves as the investment manager to certain privately held investment partnerships. Mr. Hale has held his position since 2010. From 2007 to 2010, prior to founding HPCM, Mr. Hale was an associate director with Babson Capital Management, LLC, an asset management firm, where he had responsibility for coverage of distressed debt investments across a variety of industries. From 2005 to 2007, Mr. Hale was a leveraged finance analyst with Banc of America Securities.

Jeffrey S. Gilliam, 62, has been a director since February 2015. Mr. Gilliam has served as managing member of Willow Oak Advisory Group, LLC, a provider of business advisory services since January 2016. Mr. Gilliam was a director of the Finley Group, a corporate advisory firm, from August 2012 until January 2016. Mr. Gilliam was employed by Toter, Incorporated (a division of Wastequip, LLC), a manufacturer of automated cart systems, as President from October 2008 until August 2012, and as Vice President Finance (Chief Financial Officer) from June 2002 until October 2008.

Our board of directors unanimously recommends a vote “FOR” the election of each of the above-named director nominees.

Directors Whose Terms Do Not Expire this Year

Matthew A. Hultquist, 41, is the Managing Member of Hillandale Advisors, a private investment and advisory firm that works with private businesses and their owners on strategic growth. Mr. Hultquist has held his position since 2017.  Mr. Hultquist is a director and part-time employee of HC Realty. From 2006 to 2016, Mr. Hultquist served on the investment team at Sasco Capital, Inc., a public equity asset management firm, which invested in mid to large capitalization public companies undergoing turnarounds. Mr. Hultquist was nominated by Hale Partnership Fund, L.P. as a stockholder director nominee for election at the 2018 Annual Meeting. Steven A. Hale II, a director and our Chief Executive Officer, is managing member of the general partner of Hale Partnership Fund, L.P.

CORPORATE GOVERNANCE

Board and Board Committee Information

Our board of directors previously determined that all current directors, with the exception of Mr. Hale who serves as our Chief Executive Officer, are “independent directors” as that term is defined in the rules of The NASDAQ Stock Market (which we have adopted for purposes of determining such independence even though we are not listed on a national exchange). After Mr. Hultquist became a part-time employee of HC Government Realty Trust, Inc., our board determined that he was no longer an “independent director”.  Our board intends to add at least one additional independent director to the board during 2020.

Our board of directors met ten times during 2019. Each incumbent director attended at least 75% of the total 2019 board meetings and committee meetings held during periods that he was a member of the board or such committees. Our board of directors has adopted a policy that all directors should attend the Annual Meeting of Stockholders. All directors attended the 2019 Annual Meeting of Stockholders.

Our board of directors currently has three standing committees: an audit committee, a compensation and benefits committee and a corporate governance and nominating committee. Each of these committees has a written charter, current copies of which can be found at our website, www.hgholdingsinc.net.

Audit Committee. The audit committee presently consists of Messrs. Gilliam and Hultquist. Our board has determined that Mr. Gilliam meets the current independence requirements contained in the rules of The NASDAQ Stock Market. Our board has also determined that Messrs. Gilliam and Hultquist are “audit committee financial experts” as that term is defined in regulations promulgated by the Securities and Exchange Commission. The primary purpose of the audit committee is to assist our board in fulfilling its responsibilities to oversee management’s conduct of our financial reporting process, including internal control over financial reporting. The audit committee also serves as direct liaison with our independent public accountants and is responsible for the selection or discharge of our accountants. The audit committee met seven times during 2019.

Compensation and Benefits Committee. The compensation and benefits committee, presently consisting of Messrs. Hultquist and Gilliam, establishes salaries of executive officers and incentive compensation for our officers and employees. The compensation and benefits committee has not delegated its authority to any other person. The compensation and benefits committee administers our 2000 Incentive Compensation Plan, 2008 Incentive Compensation Plan, 2012 Incentive Compensation Plan and has authority under the 2012 Incentive Compensation Plan to select employees to receive incentive awards and to determine for each employee the nature of the incentive award and the terms and conditions of each incentive award. The compensation and benefits committee has the same responsibilities with regard to incentive awards for non-employee directors. Mr. Gilliam is an “independent director” as that term is defined in the rules of The NASDAQ Stock Market. The compensation and benefits committee met twice during 2019.

Corporate Governance and Nominating Committee. The corporate governance and nominating committee, presently consisting of Messrs. Hultquist and Gilliam, makes recommendations of nominations for directors and considers any stockholder nominations for director made in accordance with our bylaws. The corporate governance and nominating committee is also responsible for recommending corporate governance policies and for making recommendations on director compensation. Mr. Gilliam is an “independent director” as that term is defined in the rules of The NASDAQ Stock Market. The corporate governance and nominating committee met twice during 2019.

The corporate governance and nominating committee does not have a formal policy with respect to diversity; however, our corporate governance and nominating committee, as well as our board, in recommending director nominees seeks a board composed of individuals who represent a mix of backgrounds, skills and experience in order to enhance the board’s deliberations and discussions.

Board Leadership Structure

Our board does not have a policy on whether or not the roles of chief executive officer and chairman of the board should be separate and, if they are to be separate, whether the chairman of the board should be selected from the non-employee directors or be an employee. Our board believes that it should be free to make a choice from time to time in any manner that is in the best interests of our company and stockholders. Our current chairman was an independent, non-employee director until he became chief executive officer effective March 2, 2018 in connection with the sale of substantially all our assets. Since we currently have no directly-owned operating business and have limited sources of income, the board believes this leadership structure combining the roles of chairman and chief executive officer is more effective and promotes the development and implementation of an acquisition strategy focused on non-furniture related assets that will allow us to potentially derive a benefit from our net operating loss carryforwards.

Risk Management

Our board has an active role, as a whole and also through its committees, in overseeing management of our risks. We undertake at least annually a risk assessment to identify and evaluate risks and to develop plans to manage them effectively. This assessment is reviewed with the audit committee. Our board and audit committee also regularly review information regarding our strategy, financial position and operations, as well as risks associated with each. In addition, the compensation and benefits committee is responsible for oversight of potential risks related to compensation programs and policies.

Director Compensation

Our board of directors has approved a policy for compensation of non-employee directors providing that each non-employee director receives annual cash compensation in the amount of $35,000. The corporate governance and nominating committee reviews director compensation annually and, as part of that process, typically has for review publicly available director compensation information for other comparable companies. Our board of directors approves director compensation. Pursuant to the agreement under which he was elected to our board, Mr. Hale has agreed to serve as a director without compensation.

The following table sets forth information concerning the compensation of directors for the year ended December 31, 2019.

DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019
Name	Fees Earned or Paid in Cash ($)		Stock Awards ($) (1)	Total ($)
STEVEN A. HALE II	—		—	—
MATTHEW A. HULTQUIST	$43,750	(2)	—	$43,750
JEFFERY S. GILLIAM	$43,750	(2)	—	$43,750

(1)	At December 31, 2019, our directors in the above table held no stock options (shares) or restricted shares.

(2)	Mr. Hultquist and Mr. Gilliam earned directors’ fees of $35,000, respectively, in 2019. Cash payments equaled $43,750, respectively, as a result of 2018 director fees paid in January 2019.

Nominations for Director

Our bylaws provide that a stockholder entitled to vote in the election of directors may nominate one or more persons for election as a director only if advance written notice is given. Written notice of such stockholder’s intent to make such nomination must be received by our Secretary or deposited in the U.S. mail, postage prepaid, to our Secretary not later than 120 days in advance of the anniversary date of our proxy statement for the previous year’s Annual Meeting. Any stockholder wishing to nominate one or more persons as director must submit the following information in writing:

(i)	the name and address of the stockholder who intends to make the nomination;

(ii)

a representation that the stockholder is a stockholder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(iii)

a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which any nomination is to be made by the stockholder;

(iv)

such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated by our board of directors; and

(v)	the consent of each proposed nominee to serve as one of our directors if so elected.

The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

By requiring advance notice of stockholder nominations, this bylaw affords the corporate governance and nominating committee and our board of directors the opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the board, to inform stockholders about these qualifications. The bylaw does not give our board of directors any power to approve or disapprove a stockholder’s nomination for election of directors. However, it may have the effect of precluding a contest for the election if its procedures are not followed, and therefore may discourage or deter a stockholder from conducting a solicitation of proxies to elect the stockholder’s own slate of directors.

Stockholder Communications

Our board welcomes communications from stockholders and has adopted a procedure for receiving and addressing them. Stockholders may send written communications to the entire board or to individual directors by addressing them to Corporate Secretary, HG Holdings, Inc., 2115 E. 7th St., Suite 101, Charlotte, North Carolina 28204.

Review of Transactions with Related Persons

Under our code of conduct and audit committee charter, the audit committee must approve any transaction involving related persons which requires disclosure in our proxy statement under applicable rules of the Securities and Exchange Commission. Under the audit committee charter, the audit committee is responsible for reviewing these transactions and has the power to approve or disapprove these transactions. One such transaction, described below, was approved in 2018 and one such transaction, described below was approved in 2020.

A&R Note and S&L Transactions. On March 2, 2018, we sold substantially all of our assets to Stanley Furniture Company LLC, formerly Churchill Downs LLC (“SFC”). In connection with our asset sale, SFC issued a subordinated secured promissory note payable to us in the amount of $7,420,824 (the “Original Note”). On September 6, 2018, SFC sold certain of its assets, including certain inventory and the Stone & Leigh tradename (the “S&L Asset Sale”), to Stone & Leigh, LLC (“S&L”). As a part of the S&L Asset Sale, SFC assigned to S&L certain of its rights and obligations under the Original Note. In connection with this assignment, we entered into an Amended and Restated Subordinated Secured Promissory Note with SFC (the “A&R Note”) and a new Subordinated Secured Promissory Note with S&L (the “New Note”). The New Note was in an original principal amount of $4,400,000 and matures on March 2, 2023. S&L’s obligations under the New Note are secured by a pledge of substantially all of the assets of S&L.

In connection with the issuance of the New Note, we entered into an Intercreditor and Debt Subordination Agreement (the “Subordination Agreement”) with Hale Partnership Fund, L.P. as agent for a number of affiliated funds (collectively, the “Senior Lenders”), providing that S&L’s obligations under the S&L Note were subordinate to S&L’s obligations under a Senior Secured Promissory Note (the “Senior Note”) issued by S&L to the Senior Lenders. Steven A. Hale II, our Chairman and Chief Executive Officer, is the sole manager of the investment adviser of Hale Partnership Fund, L.P.

The Senior Note, which was in a principal amount of $1,702,000, was paid in full in December 2018 and the Senior Lenders released all liens on S&L’s assets.

Our independent directors approved the A&R Note and the transactions with S&L, including the terms of the Subordination Agreement as well as our entry into the Subordination Agreement, and these transactions were also approved by our audit committee.

HC Realty Series B Stock. In March 2019, we acquired 10% Series B Cumulative Convertible Preferred Stock (“HC Realty Series B Stock”) of HC Realty, common stock of HC Realty and debt of HC Realty’s operating partnership.  As part of this transaction, Mr. Hale became HC Realty’s Chairman and Chief Executive Officer, as well as a director of HC Realty, and one party for which HPCM serves as investment adviser also acquired HC Realty Series B Stock and debt of HC Realty’s operating partnership. Our independent directors approved these transactions with HC Realty. Because HC Realty was an unaffiliated third party before the March 2019 transaction, our audit committee (composed of the same independent directors approving the March 2019 transactions with HC Realty) did not separately approve these transactions.

On April 3, 2020, we purchased 100,000 additional shares of HC Realty Series B Stock at $10 per share or aggregate consideration of $1,000,000, which was the same per share consideration paid for HC Realty Series B Stock issued in March 2019. On April 9, 2020, we entered into a subscription agreement with HC Realty to purchase an additional 250,000 shares of HC Realty Series B Stock for an aggregate purchase price of $2,500,000. Our independent director approved these purchases of additional shares of HC Realty Series B Stock and these purchases were also approved by our audit committee as Mr. Hale may be considered to have an indirect interest in the transaction as Chairman and Chief Executive Officer of HC Realty.

Delinquent Section 16(a) Reports

The Securities Exchange Act of 1934 requires our executive officers and directors, and any persons owning more than 10% of our common stock, to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of the copies of the Forms 3, 4 and 5 we have received, and written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, we believe that all executive officers, directors and 10% stockholders complied with these filing requirements except as follows: one of the persons owning more than 10% of our common stock, Hale Partnership Capital Management, LLC, failed to report open market purchases of common stock on May 21, 2019, May 23, 2019, May 24, 2019 and May 29, 2019. The late filings were inadvertent and were corrected.

EXECUTIVE COMPENSATION

Executive Compensation Program

Our named executive officers for 2019 were Steven A. Hale II, our Chairman and Chief Executive Officer, Brad G. Garner, our Principal Financial and Accounting Officer.

During 2019, our executive compensation program had two major components: salary and equity awards. The program was designed to promote the development and implementation of an acquisition strategy focused on non-furniture related assets that will allow us to potentially derive a benefit from our net operating loss carryforwards.

Our executive compensation program is administered by the compensation and benefits committee of our board of directors (the “Committee”).

Salary. Our two executive officers who received the following compensation in 2019:

●	Our current Chief Executive Officer, Steven A. Hale II, received an annual salary of $100,000 until June 28, 2019 when the Committee increased his annual salary to $125,000, and

●	Our current Principal Financial and Accounting Officer, Bradley G. Garner, received an annual salary of $85,000 until June 28, 2019 when the Committee increased his annual salary to $125,000.

Long-Term Incentives. On June 28, 2019, the Committee granted Mr. Hale a restricted stock award for 333,333 shares ($200,000 at the closing price per share of $0.60 on June 27, 2019) and the Committee granted Mr. Garner a restricted stock award for 83,333 shares ($50,000 at the closing price per share of $0.60 on June 27, 2019). These awards will vest on June 28, 2022.

Summary Compensation Table

The following table sets forth compensation received by the Named Executive Officers for the years ended December 31, 2019 and 2018.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)	Total ($)

STEVEN A. HALE II,	2019	112,500	—	200,000	—	—	—	312,500
Chief Executive Officer, effective March 2, 2018	2018	66,667	—	—	—	—	—	66,667

BRAD G. GARNER,	2019	105,000	—	50,000	—	—	—	155,000
Principal Financial and Accounting Officer, effective April 1, 2018	2018	63,750	—	—	—	—	—	63,750

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information concerning the year-end number and value of unexercised options, restricted stock that has not vested and equity incentive plan awards for each of the Named Executive Officers.

OUTSTANDING EQUITY AWARDS

AT DECEMBER 31, 2019 FISCAL YEAR-END

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested ($)(1)

STEVEN A. HALE II, Chief Executive Officer, effective March 2, 2018	—	—	—	—	—	—	333,333 (2)	183,333

BRAD G. GARNER, Principal Financial and Accounting Officer, effective April 1, 2018	—	—	—	—	—	—	83,333	45,833

____________

(1)	Based on the closing price per share of our stock of $0.55 as of December 31, 2019.
(2)	The award for these shares provided for vesting on June 28, 2022.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires us to periodically seek a non-binding advisory vote from our stockholders to approve the compensation as disclosed under “Executive Compensation”, including tabular disclosures and narrative sections accompanying the tabular disclosures in this proxy statement. Since the required vote is advisory, the result of the vote is not binding upon the board of directors.

Our board of directors has adopted a policy for an annual “say-on-pay” advisory vote. In accordance with this policy, stockholders are asked to approve the following advisory resolution at the 2020 Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation awarded by the company to the named executive officers, as disclosed under “Executive Compensation”, including the tabular disclosures and other narrative executive compensation disclosures in the proxy statement for the 2020 Annual Meeting of Stockholders as required by the rules of the Securities and Exchange Commission.”

Our board of directors believes that approval of the compensation paid to certain officers is in the best interest of all stockholders and, accordingly, unanimously recommends a vote “FOR” approval, on an advisory basis, of the compensation paid to certain executive officers.

APPROVAL OF AMENDMENT TO THE STANLEY FURNITURE COMPANY, INC.

RIGHTS AGREEMENT EXTENDING TERM

On December 5, 2016, we entered into a Rights Agreement in an effort to protect against a possible limitation on our ability to use our net operating loss carryforwards (“NOLs”). As of December 31, 2019, we had federal NOLs of approximately $33.8 million. The Rights Agreement was approved by stockholders at our 2017 Annual Meeting of Stockholders and was scheduled to expire in December 2019.  On December 5, 2019, we entered into Amendment No. 2 to the Rights Agreement to extend the term of the Rights Agreement.  Amendment No. 2 amends the definition of “Expiration Time” to provide that unless otherwise expiring under the terms of the existing definition, the Rights Agreement will expire (i) at the close of business on the day after our 2020 Annual Meeting of Stockholders unless the stockholders approve the amendment to the definition of “Expiration Time” in Amendment No. 2 or (ii) the close of business on December 5, 2022. Our board of directors unanimously recommends that stockholders vote “FOR” approval of the amendment to the Rights Agreement set forth in Amendment No 2 thereto extending the term of the Rights Agreement.

Background and Reasons for the Proposal

Our board of directors approved the Rights Agreement and Amendment No. 2 thereto in an effort to protect against a possible limitation on our ability to use our NOLs. Our federal NOLs totaled approximately $33.8 million as of December 31, 2019. We may utilize these NOLs in certain circumstances to offset future U.S. taxable income and reduce its U.S. federal income tax liability, which may arise even if we incur an accounting loss in a given period for reporting purposes.

Our ability to utilize our NOLs, however, could be substantially limited if an “ownership change,” as defined under Section 382 of the Internal Revenue Code (“Code”), occurred. In general, an ownership change would occur if and when the percentage of ownership of our common stock, by one or more “5-percent shareholders” (as defined under Code Section 382) has increased by more than 50 percentage points over their lowest ownership percentage at any time during the prior three years (calculated on a rolling basis). These provisions can be triggered not only by merger and acquisition activity but by trading as well. The Rights Agreement is designed to deter trading that would result in an ownership change that could lead to the loss of the NOLs and a resulting reduction in our company’s value.

In connection with the approving the Rights Agreement in 2016, our board authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each outstanding share of our common stock to stockholders of record as of the close of business on December 15, 2016. Each share of our common stock issued after December 15, 2016 until the Separation Time (as defined below) will have a Right associated with it. In general, the Rights will work to impose a significant penalty upon any person or group which becomes the beneficial owner of 4.9% or more of our outstanding common stock or upon any 4.9% or greater holder which becomes the beneficial owner of an additional 1% or more of our outstanding common stock. There is no guarantee, however, that the Rights Agreement will prevent us from experiencing an ownership change and, therefore, having a limitation on its ability to utilize our NOLs.

Description of the Rights Agreement

The following description of the Rights Agreement is qualified in its entirety by reference to the text of the Rights Agreement, which was filed as Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on December 6, 2016, and amended by (i) Amendment No. 1 thereto dated as of January 30, 2016, which was filed as Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on January 31, 2016 and (ii) Amendment No. 2 thereto dated as of December 4, 2019, which was filed as Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on December 5, 2019, each of which is available on the SEC’s web site (www.sec.gov) and our web site (www.hgholdings.net). Please read the Rights Agreement, Amendment No. 1 thereto and Amendment No. 2 thereto in their entirety as the discussion below is only a summary.

The Rights. Until the Separation Time, each Right will be evidenced by either the registration of the associated share of our common stock on our stock transfer books or the certificate for the associated share of our common stock and may only be transferred with the associated share of our common stock. Following the Separation Time, separate certificates evidencing the Rights will be delivered to holders of record of our common stock as of the Separation Time and the Rights may be transferred independent of our common stock.

Holders’ Rights as Stockholders. The holders of Rights will, solely by reason of their ownership of Rights, have no rights as stockholders of our company, including, without limitation, the right to vote or to receive dividends.

Exercisability of the Rights. The Rights are not exercisable until the close of business on the earlier of (i) the tenth business day (subject to adjustment by our board) after the date on which any person commences a tender or exchange offer that, if consummated, would result in such person becoming an Acquiring Person (as defined in the Rights Agreement) (provided that if any tender or exchange offer is cancelled, terminated or otherwise withdrawn prior to the close of business on the tenth business day following its commencement without the purchase of any shares of our common stock, such offer shall be deemed, for these purposes, to never have been made) and (ii) the next business day after the first date of public announcement by us or by an Acquiring Person that a person has become an Acquiring Person (such date being the “Stock Acquisition Announcement Date” and the close of business on the earlier of (i) or (ii) being the “Separation Time”). On or after the Separation Time and prior to the Expiration Time (as defined below), the Rights will be exercisable and each Right will entitle the holder thereof to purchase from us for $8.00 (the “Exercise Price”) one one-thousandth of a share of our Series A Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”).

Flip-In Event. In the event that a person becomes an Acquiring Person, each Right, other than those beneficially owned by the Acquiring Person which shall become null and void, will as of such date (the “Flip-in Date”) constitute the right to purchase from us for the Exercise Price shares of our common stock having an aggregate Market Price (as defined in the Rights Agreement) equal to twice the Exercise Price.

Terms of the Preferred Stock. The terms of the Preferred Stock issuable upon exercise of the Rights are designed so that each one one-thousandth of a share of Preferred Stock is the economic and voting equivalent of one whole share of our common stock. In addition, the Preferred Stock has certain minimum dividend and liquidation rights, which are set out in the form of Certificate of Designation of Series A Participating Preferred Stock attached as Exhibit B to the Rights Agreement.

Exchange. Our board may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the beneficial owner of more than 50% of the outstanding shares of our common stock, elect to exchange all (but not less than all) of the then outstanding Rights (other than Rights beneficially owned by the Acquiring Person or any affiliate thereof, which Rights shall become void) for shares of our common stock at an exchange ratio of one share of our common stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Separation Time (the “Exchange Ratio”).  Immediately upon such action by our board (the “Exchange Time”), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of our common stock equal to the Exchange Ratio.

Substitution. Whenever we shall become obligated, as described in the preceding paragraphs, to issue shares of our common stock upon exercise of or in exchange for Rights, we, at our option, may substitute therefor shares of Preferred Stock, at a ratio of one one-thousandth of a share of Preferred Stock for each share of our common stock so issuable, or, subject to certain conditions, other debt or equity securities.

Exempt Persons. Any person desiring to engage in an acquisition of our common stock that, if consummated, might cause such person to become an Acquiring Person may request that our board exempt such acquisition from the provisions of the Rights Agreement such that the person would not be deemed to be an Acquiring Person. Our board may grant any such request if it determines, in its sole discretion, that the acquisition (i) does not (x) create a significant risk of material adverse tax consequences to us or (y) constitute an event of default under our prior credit facility which is no longer in force or (ii) is otherwise in our best interest. Our board has granted several exemptions under the Agreement. Currently, the effective exemptions are (i) an exemption requested by Solas Capital Management, LLC (“Solas”) to purchase up to an additional 16.9% of our outstanding common stock (which would result in Solas owning approximately 34% of our outstanding stock if the remaining exempted amount of approximately 11.2% of our outstanding common stock was fully purchased), and (ii) an exemption requested by the Hale Funds permitting them to purchase up to an additional 14.4% of our outstanding common stock (which would result in the Hale Funds owning approximately 32% of our outstanding common stock if the remaining exempted amount of approximately 7.3% of our outstanding common stock was fully purchased).

Redemption. Our board may, at its option and at any time prior to a Flip-in Date, redeem all (but not less than all) of the then outstanding rights at a price of $0.0001 per Right (the “Redemption Price”). Immediately upon the action of our board electing to redeem the Rights, and without any further action or notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash or securities for each Right so held.

Anti-Dilution Adjustments. The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or a subdivision or a combination into a smaller number of shares of, our common stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for our common stock.

Supplements and Amendments.  The Rights Agreement may be supplemented or amended without the approval of holders of the Rights at any time and in any respect prior to the Flip-in Date. Subsequent to the Flip-in Date, the Rights Agreement may only be supplemented or amended in certain limited circumstances as specified in the Rights Agreement.

Expiration. The Rights and the Rights Agreement will expire on the earliest of (i) the Exchange Time, (ii) the date on which the Rights are redeemed as described above, (iii) the close of business on the day after our 2020 Annual Meeting of Stockholders unless our stockholders approve the amendment to the Rights Agreement set forth in Amendment No. 2, (iv) the close of business on December 5, 2022, and (iv) the time at which our board determines, in its sole discretion, that the NOLs are utilized in all material respects or no longer available in any material respect under Section 382 of the Code or any applicable state law or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which we could use the NOLs, or materially impair the amount of the NOLs that could be used by us in any particular time period, for applicable tax purposes (in any such case, the “Expiration Time”).

Certain Considerations Related to the Rights Agreement

Our board of directors believes that attempting to protect our NOLs as is in our company’s and our stockholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the amendment to the Rights Agreement is approved. Please consider the items below when making your decision.

Future Use of the NOLs is Uncertain. Our use of the NOLs depends on our ability to generate taxable income in the future. There can be no assurance that we will have taxable income in any applicable period, or if we do, that we will have NOLs in an amount equal to our taxable income.

Potential Challenge to the NOLs. The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce future taxable income. In addition, the complexity of Code Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLS even if the Rights Agreement is in place.

Potential Effects on Liquidity. The Rights Agreement will restrict a stockholder’s ability to acquire, directly or indirectly, additional shares of our common stock in excess of the specified limitations. Further, a stockholder’s ability to dispose of our common stock may be limited by reducing the class of potential acquirers for such shares. In addition, a stockholder’s ownership of our common stock may become subject to the restrictions of the Rights Agreement upon actions taken by persons related to, or affiliated with, such stockholder.

Potential Anti-Takeover Impact. The reason our board approved the Rights Agreement and Amendment No. 2 thereto is to protect our ability to use our NOLs. The Rights Agreement is not intended to prevent a takeover of our company. Because our board can redeem the Rights, the Rights should not interfere with a merger or other business combination approved by our board. However, the Rights Agreement could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than a 4.9% of our common stock and the ability of persons, entities or groups now owning more than 4.9% of our common stock to acquire additional shares of our common stock without the approval of our board. Consequently, the Rights Agreement may discourage or make more difficult, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 27, 2020 by each stockholder we know to be the beneficial owner of more than 5% of our outstanding common stock, by each director and director nominee, by each of the Named Executive Officers and by all directors and executive officers as a group:

Name	Amount and Nature of Beneficial Ownership		Percent of Class
Solas Capital Management, LLC	4,207,266	(a)	[28.1]%
Hale Partnership Fund, L.P. and related parties	3,550,315	(b)	[23.8]%
Jeffrey S. Gilliam	29,012			(c)
Steven A. Hale II	3,883,648	(d)	[26.0]%
Bradley G. Garner	83,828			(c)
Matthew A. Hultquist	162,560		[1.1]%	(e)
All directors and executive officers as a group (4 persons)	4,159,048	(f)	[27.8]%

_______________________

(a)

The beneficial ownership information for Solas Capital Management, LLC (“Solas”) is based upon the Schedule 13D/A filed with the SEC on February 19, 2020 by Solas and its managing member, Frederick Tucker Golden (“Golden”) and the Form 4 filed with the SEC on March 11, 2020. The Schedule 13D indicates that Solas and Golden each have shared voting and dispositive power over all of the reported shares. The business address of Solas and Golden is 1063 Post Road, 2nd Floor, Darien, Connecticut 06820.

(b)

The beneficial ownership information reported is based upon the Schedule 13D/A filed with the SEC on December 27, 2019 by Hale Partnership Capital Management, LLC, Hale Partnership Capital Advisors, LLC, Hale Partnership Fund, L.P., MGEN II – Hale Fund, L.P., Clark – Hale Fund, L.P., and Steven A. Hale II. The Schedule 13D/A indicates that Hale Partnership Capital Management, LLC, and Steven A. Hale II each have shared voting and dispositive power over all of the reported shares; the Schedule 13D/A also indicates that Steven A. Hale II has sole voting power over 333,333 shares; the Schedule 13D/A also indicates that Hale Partnership Capital Advisors, LLC has shared voting and dispositive power over 2,824,851 shares; the Schedule 13D/A indicates that Hale Partnership Fund, L.P. has shared voting and dispositive power over 2,364,295 shares, MGEN II – Hale Fund, L.P. has shared voting and dispositive power over 132,055 shares, and Clark – Hale Fund, L.P. has shared voting and dispositive power over 328,501 shares; the Schedule 13D/A indicates that a Managed Account for which Hale Partnership Capital Management, LLC serves as the investment manager has shared and dispositive power over 725,464 shares. The principal business and principal office address for each of the aforementioned parties is 2115 E. 7th St., Charlotte, NC 28204

(c)	1% or less.
(d)	Includes 3,550,315 shares over which Mr. Hale shares voting and dispositive power as a result of his service as managing member of Hale Partnership Capital Management, LLC. See note (b) above.
(e)	Such shares are held in trust for the benefit of Mr. Hultquist and as to which he shares voting power with the trustee for the trust.
(f)	Includes 3,550,315 shares over which Mr. Hale shares voting and dispositive power as a result of his service as managing member of Hale Partnership Capital Management, LLC. See note (b) above.

INDEPENDENT PUBLIC AUDITORS

Change in Certifying Accountant

On April 29, 2019, the audit committee of our board approved the engagement of Cherry Bekaert LLP (“CB”) as our principal independent registered public accountant to audit the company’s financial statements for the fiscal year ended December 31, 2019. As a result, on April 29, 2019, we dismissed BDO USA, LLP (“BDO”), as our principal independent registered public accountants.

The reports of BDO on our consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During our fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through April 29, 2019, we did not have any disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope, or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such years.

During our fiscal years ended December 31, 2018 and 2017, and through April 29, 2019, no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K have occurred, except for the material weakness in our internal controls over financial reporting as described below.

The material weakness in internal control over financial reporting as disclosed in Item 4 of our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2018 was identified as we did not design and maintain effective controls related to the accounting with respect to the recording of a gain on extinguishment of the Amended and Restated Subordinated Secured Promissory Note, dated September 6, 2018, issued by Stanley Furniture Company LLC in favor of the company. This material weakness was subsequently remediated as of December 31, 2018. The audit committee has discussed these matters with BDO, and we authorized BDO to respond fully to any inquiries by CB concerning the subject matter of such reportable event.

The material weakness in internal control over financial reporting as disclosed in Item 9A of our Annual Report on Form 10-K for the annual period ended December 31, 2017 was identified as we did not design and maintain effective controls related to the accounting with respect to modifications of share-based payment awards. This material weakness was subsequently remediated as of March 31, 2018. The audit committee discussed these matters with BDO, and we authorized BDO to respond fully to any inquiries by CB concerning the subject matter of such reportable event.

Fees and Services

The audit committee has appointed Cherry Bekaert LLP (“CB”) to serve as our independent public auditors for 2019. While we expect CB to be selected as our independent public auditors for 2020, the audit committee will not make that selection until it completes its review of the engagement terms for the current year.

Representatives of CB are expected to be present at the 2020 Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The following table sets forth the fees, including reimbursement of expenses, billed by, or expected to be billed by, CB for services to the company in the fiscal year ended December 31, 2019, all of which were pre-approved by the audit committee.

2019
Audit Fees	$61,271
Audit-Related Fees	—
Tax Fees	16,000
All Other Fees	3,000
Total	$80,271

Audit Fees. Annual audit fees relate to professional services rendered for the audit of our annual financial statements and reviews of our Forms 10-Q.

Tax Fees. Tax Fees related to professional services rendered for an analysis of the “Change in Ownership,” as defined by Internal Revenue Code Section (“IRC Section”) 382.

Pre-Approval Policies and Procedures

The audit committee has established a policy to pre-approve all audit, audit-related, tax and other services proposed to be provided by our independent accountants before engaging the accountants for that purpose. Consideration and approval of these services generally occur at the audit committee’s regularly scheduled meetings. In order to address situations where it is impractical to wait until the next scheduled meeting, the audit committee has delegated the authority to approve non-audit services not in excess of $25,000 individually or in the aggregate to the chairman of the audit committee. Any services approved pursuant to this delegation of authority are required to be reported to the full audit committee at the next regularly scheduled meeting.

AUDIT COMMITTEE REPORT

The primary purpose of the audit committee is to assist the board in fulfilling its responsibility to oversee management's conduct of our financial reporting process, including internal control over financial reporting. Management is responsible for preparing the company’s financial statements and assessing the effectiveness of the company’s internal control over financial reporting. The independent accountants are responsible for performing an independent audit of the company’s financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. In addition, the independent accountants also express their opinion on the company’s internal control over financial reporting. The audit committee is directly responsible for the appointment, compensation and oversight of the work of the company’s independent accountants.

In this context, the audit committee has met and held discussions with management and the independent accountants. Management represented to the audit committee that the company’s financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the financial statements with management and the independent accountants.

The audit committee discussed with the independent accountants matters required to be discussed by Auditing Standards No. 1301 (Communications with Audit Committees). In addition, the audit committee has discussed with the independent accountants the accountant's independence from the company and its management, including the matters in the written disclosures required by Rule 3526 (Communications with Audit Committees Concerning Independence) of the Public Company Accounting Oversight Board. The audit committee has also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the independent accountant's independence.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the Securities and Exchange Commission.

The members of the Audit Committee are:

Jeffrey S. Gilliam, Chairman

Matthew A. Hultquist

OTHER BUSINESS

Management knows of no other business which will be presented for consideration at the Annual Meeting, but should any other matters be brought before the meeting, it is intended that the persons named in the accompanying proxy will vote such proxy at their discretion.

ADDITIONAL INFORMATION

Voting Procedures

Votes will be tabulated by one or more Inspectors of Elections. The say-on-pay advisory resolution approving the compensation paid to certain executives will be adopted if this proposal receives the affirmative vote of the holders of at least a majority of the shares of our outstanding common stock represented at the meeting. The approval of the amendment of the Rights Agreement and any other matters properly brought before the meeting will require the affirmative vote of the holders of at least a majority of the shares of our outstanding common stock represented at the meeting. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder’s shares will not be voted on such matter. Thus an abstention from voting on a matter has the same legal effect as a vote “against” the matter, even though the stockholder may interpret such action differently. With respect to the election of directors, the nominee in the class which term ends in 2023 receiving the greatest number of votes cast for the election of directors will be elected.

A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the meeting. Shares for which the holder has elected to abstain or to withhold the proxies’ authority to vote on a matter will count toward a quorum. “Broker non-votes” will not count toward a quorum and will not be voted on any matter to be considered at the meeting.

If you hold your shares in street name and you do not provide your broker with timely voting instructions on the election of directors or the say-on-pay vote, rules governing voting of proxies by brokers will not permit your brokerage firm to vote your shares. Consequently, without your voting instructions on the say-on-pay vote or the proposed Amendment, a “broker non-vote” will occur.

Internet Availability of Proxy Materials

Under rules adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet and sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders. The Notice includes instructions on how to access the proxy materials on the Internet and instructions on how to access the proxy card to vote over the Internet. Paper copies of the proxy materials are available to stockholders upon request. We provide instructions on the Notice on how to request paper copies.

Stockholder Proposals for 2021 Annual Meeting

Any stockholder desiring to present a proposal to the stockholders at the 2021 Annual Meeting and who desires that such proposal be included in our proxy statement and proxy card relating to that meeting, must transmit such proposal to our Secretary so that it is received at our principal executive offices on or before December 31, 2020. All such proposals should be in compliance with applicable Securities and Exchange Commission regulations. Any stockholder desiring to present any other matter (other than the nomination of a director) in person before the 2021 Annual Meeting is required by our bylaws to notify our Secretary in writing no later than the close of business on the 60th day prior to the one-year anniversary of the immediately preceding annual meeting. For the 2021 Annual Meeting, written notice must be delivered no later than the close of business on April 26, 2021. Any such notice must include the information required by Article II, Section 12 of our bylaws.

With respect to stockholder proposals that are not included in the proxy statement for the 2020 Annual Meeting, the persons named in the proxy solicited by our board of directors for the 2020 Annual Meeting will be entitled to exercise the discretionary voting power conferred by such proxy under the circumstances specified in Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, including with respect to proposals we receive after April 22, 2020.

By Order of the Board of Directors,

Bradley G. Garner

Secretary

April 29, 2020

16014_ HG Holdings Proxy Card REV1 Front

**YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.**

**Vote by Internet or Telephone – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail**

# HG HOLDINGS, INC.

**Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 24, 2020.**

**INTERNET/MOBILE — www.cstproxyvote.com**
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

**PHONE – 1 (866) 894-0536**
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

**MAIL** – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

**PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.**

**▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲**

**PROXY**

Please mark your votes like this **X**

**THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED "FOR" ALL PORTIONS OF ITEM (1), "FOR" ITEM (2), "FOR" ITEM (3) AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.**

1. Election of Directors
Election of directors for three-year term ending 2023.

| | FOR Nominee listed to the left | WITHHOLD AUTHORITY to vote for nominee listed to the left |
|---|---|---|
| (1) Steven A. Hale II | ☐ | ☐ |
| (2) Jeffrey S. Gilliam | ☐ | ☐ |

| FOR | AGAINST | ABSTAIN |
|---|---|---|
| ☐ | ☐ | ☐ |

3. Approval of an amendment extending the term of our Rights Agreement designed to protect against a possible limitation on our abiity to use our net operating loss carry forwards.

| FOR | AGAINST | ABSTAIN |
|---|---|---|
| ☐ | ☐ | ☐ |

4. In their discretion the proxies are authorized to vote upon such other matters as may come before the meeting or any adjournment thereof.

CONTROL NUMBER

Signature__________________________ Signature, if held jointly__________________________ Date____________, 2020

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

16014_ HG Holdings Proxy Card REV1 Back

# Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 25, 2020

The following Proxy Materials are available to you to review at:
**https://www.cstproxy.com/hgholdingsinc/2020**

- Annual Report for the year ended December 31, 2019,
- Company's 2020 Proxy Statement,
- Proxy Card, and
- any amendments to the foregoing materials that are required to be furnished to stockholders.

**ACCESSING YOUR PROXY MATERIALS ONLINE**
Have this notice available to vote your proxy electronically. You must reference your company ID, proxy number, and account number.

**Directions to the Annual Meeting of Stockholders can be obtained by calling (252) 355-4610 Ext. 108**

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

**REVOCABLE PROXY**
**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

# HG HOLDINGS, INC.

**Annual Meeting of Stockholders - June 25, 2020**

The undersigned hereby appoints Bradley G. Garner and David W. Robertson and either of them, proxies of the undersigned, with full power of substitution, to vote all the shares of Common Stock of HG Holdings, Inc. (the "Company") held of record by the undersigned on April 27, 2020, at the Annual Meeting of Stockholders to be held on June 25, 2020, and at any adjournment thereof.

All as more particularly described in the Company's Proxy Statement for the Annual Meeting of Stockholders to be held on June 25, 2020, receipt of which is hereby acknowledged.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.

**(Continued, and to be marked, dated and signed, on the other side)**